
DEBT SETTLEMENT AGREEMENT

TO: Doral Energy Corp.
111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, CA 90266

Attention: H. Patrick Seale

1. Barclay Lyons, LLC ("BL") is the holder of outstanding convertible debt of Doral Energy Corp. ("DRLY") in the principal amount Twenty Five Thousand Dollars ($25,000.00) (the "Debt") plus all accrued but unpaid interest associated with said Principal.

2. BL and DRLY wish to settle the Debt pursuant to a conversion of the Debt into shares of DRLY common stock resulting from DRLY's inability to otherwise satisfy the Debt.

3. DRLY hereby agrees to amend the terms of the Debt by permitting BL to convert shares at Five Tenths of One Cent ($0.0125) per share at the close of business on the date signed hereunder.

4. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

5. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

6. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

Barclay Lyons, LLC

By: ______________________

Name: Todd Violette

Title: Managing Director

Doral Energy Corp.

By: ______________________

Name: H. Patrick Seale

Title: President

Date: 9/16/10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

Barclay Lyons, LLC

By: ______________________________
Name: Todd Violette
Title: Managing Director

Doral Energy Corp.

By: ______________________________
Name: ~~H. Patrick Seale~~ Brad Heidelberg
Title: ~~President~~ Independent Director
Doral Energy Corp

Date: 9/16/10